UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2026

Everus Construction Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42276	99-1952207
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1730 Burnt Boat Drive
Bismarck, North Dakota 58503
(Address of principal executive offices)
(Zip Code)

(701) 221-6400
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $0.01 per share	ECG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Everus Construction Group, Inc.’s (the “Company”) Annual Meeting of Stockholders (the “Annual Meeting”) was held on May 12, 2026. Three Company proposals were submitted to stockholders as described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 27, 2026. The proposals and the results of the stockholder vote, with fractional share totals rounded to the nearest whole share, are as follows:

1.Proposal to Elect Eight Directors for One-Year Terms.

Nominee	Shares For	Shares Against	Abstentions	Broker Non-Votes
Michael S. Della Rocca	38,996,458	1,247,191	61,582	5,900,763
Helena M. Hernandez	39,679,867	561,437	63,927	5,900,763
Dale S. Rosenthal	38,877,046	1,333,841	94,344	5,900,763
Edward A. Ryan	35,600,613	4,621,907	82,711	5,900,763
David M. Sparby	39,860,987	350,160	94,084	5,900,763
Jeffrey S. Thiede	40,058,907	182,690	63,634	5,900,763
Clark A. Wood	38,933,757	1,301,974	69,500	5,900,763
Betty R. Wynn	39,818,888	358,215	128,128	5,900,763
All of the Company’s nominees were elected, having received more votes cast “for” their election than “against” their election.
2.Advisory Vote to Approve the Compensation Paid to the Company's Named Executive Officers.

Shares For	Shares Against	Abstentions	Broker Non-Votes
38,751,045	1,389,325	164,861	5,900,763

The proposal was approved, on a non-binding advisory basis, having received the affirmative vote of a majority of the common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

3.Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2026.

Shares For	Shares Against	Abstentions
45,964,113	115,052	126,829

The proposal was approved, having received the affirmative vote of a majority of the common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are being furnished as part of this report.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2026

Everus Construction Group, Inc.

By:	/s/ Paul R. Sanderson

Paul R. Sanderson
Vice President, Chief Legal Officer
and Corporate Secretary

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